Comerica Incorporated Barclays Global Financial Services Conference September 12, 2017 David Duprey Executive Vice President & Chief Financial Officer Ralph W. Babb, Jr. Chairman & Chief Executive Officer Pete Guilfoile Executive Vice President & Chief Credit Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

Comerica's Strengths

LONG HISTORY	Founded 168 years ago
NIMBLE SIZE $71B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank & Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Focused on Enhancing Shareholder Value

GROWING REVENUE	Positioned in **faster growing markets & industries**
REDUCING EXPENSES	Executing **GEAR Up initiative** to increase efficiency
MANAGING RISK	**Strong, conservative credit culture** leads to solid credit metrics
CAPITAL MANAGMENT	Continued **share buyback & increased dividend 30% in 2017**[1]
POSITIONED FOR RISING RATES	Recent rate increases driving significant **revenue increase**

6/30/17 • [1]3Q17 dividend of $0.30 (payable on 10/1/17) compared to 4Q16 dividend of $0.23

Comerica Bank

3

Footprint Balances Loan Portfolio, Reducing Risk

Highly integrated, cost effective platform

Texas (29 Years)

- Established: 1988
- Business friendly state
- Navigating energy cycle
- Resilient economy
- 4.6% Unemployment[1]
- 2017 Forecasted GDP[5]: 3.1%
- 2018 Forecasted GDP[5]: 2.8%

California (25 Years)

- Established: 1991
- Largest state economy[2]
- Deep industry expertise
- Solid economic growth
- 4.7% Unemployment[1]
- 2017 Forecasted GDP[5]: 2.5%
- 2018 Forecasted GDP[5]: 2.8%

Michigan (168 Years)

- Established: 1849
- 2nd in deposit market share[3]
- Strong retail deposit base
- Steady economic growth
- 3.8% Unemployment[1]
- 2017 Forecasted GDP[5]: 2.4%
- 2018 Forecasted GDP[5]: 2.5%

Average Loans

($ in billions)


California $18.2 37%
Texas $10.0 21%
Loans $48.7
Other Markets $7.8 16%
Michigan $12.7 26%

Average Deposits

($ in billions)


California $17.3 30%
Texas $9.6 17%
Deposits $57.1
Other[4] $8.4 15%
Michigan $21.7 38%

6/30/17 • [1]US Department of Labor, seasonally adjusted preliminary June 2017 • [2]Source: 1Q17 Gross Domestic Product by State; U.S. Bureau of Economic Analysis • [3]Source: FDIC deposit data as of 6/30/16 • [4]Consists of Other Markets ($8.1B) & Finance/ Other ($0.3B) • [5]Source: Comerica Economics Department; State Outlooks available on www.comerica.com • Totals shown above may not foot due to rounding

Comerica Bank

4

Houston Market Update

Hurricane impact expected to be manageable

Houston Portfolio

($ in billions; 2Q17 Average)



Retail Banking 5%
Wealth Management 7%
Energy 27%
Middle Market 10%
Loans $4.1B
National Dealer Services 12%
Commercial Real Estate 12%
Small Business 18%
US Banking 9%
~$2.5B Customer operations located in Houston area
Retail Banking 51%
Deposits $3.4B
Small Business 16%
Other 7%
Middle Market 5%
Energy 11%
US Banking 10%

Houston Facts

- Working closely with customers to address their needs
- 8% of total CMA loans managed in Houston
  - 5% of total CMA loans with operations in Houston area
- 6% of total CMA deposits
- 48 banking centers & 50 ATMs
  - 3 remain closed as of 9/11/17
  - Less than $1MM in expected cost to rebuild/repair

As of 6/30/17; Outlook as of 9/11/17

Comerica Bank

5

Michigan Market

Long history, market leader

Michigan Economy[1]

- # 4 Per Capita Personal Income growth
- # 5 University R&D expenditures
- #11 ranked corporate tax climate
- #14 talent migration
- #17 in Per Capita GDP Growth
- Manufacturing is 20% of GDP, of which 44% is automotive[2]

Michigan Deposits

($ in billions; 2Q17 Period-end)



Interest-bearing 60%
Noninterest-bearing 40%
Commercial 45%
Consumer 55%

Michigan Portfolio

($ in billions; 2Q17 Average)



General Middle Market 43%
National Dealer 12%
Corporate Banking 10%
Loans $12.7
Private Banking 13%
Commercial Real Estate 4%
Retail Banking 8%
Small Business 10%



Loans
Deposits
21.5
21.7
12.5
12.7
2Q16
2Q17

[1]Source unless otherwise noted: Business Leaders for Michigan, 2016 Economic Competitiveness Benchmarking Report available at www.BusinessLeadersforMichigan.com; Michigan's 2015 ranking among the 50 states • [2]Source: U.S. Bureau of Economic Analysis

Comerica Bank

6

Third Quarter Update

Loan yields increased 30 bps; Average loans stable



Average Loans: July & Aug Trends[1]
($ in billions)
Loan Yields
49.5
49.2
48.9
47.9
48.7
48.6
3.31
3.33
3.36
3.57
3.74
4.04
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17 thru 8/31

Average loans stable

- Seasonal increase in Mortgage Banker & decline in National Dealer
- Decrease in Commercial Real Estate
- Solid growth in Middle Market - CA

Loan outlook for remainder of the year

- Loans expected to increase into end of year
- Pipeline remains strong
- Customers remain cautious with geopolitical tension & progress in DC stymied
- Remain selective in CRE
- Maintaining pricing & underwriting discipline

Loan yields increased

- Benefit from rising rates +17 bps
- Nonaccrual interest recoveries +6 bps
- 2Q17 Lease adjustment +5 bps
- Other portfolio dynamics +2 bps

3Q17 average balances & yields/rates through 8/31/17 are preliminary and subject to change • [1]Comparisons of 3Q17 through 8/31/17 vs 2Q17

Comerica Bank

7

Third Quarter Update

Deposits reflect seasonality & customers funding working capital; Costs remain stable



Average Deposits: July & Aug Trends[1]
($ in billions)
Deposit Rates [2]
56.5
58.1
59.6
57.8
57.1
56.2
0.14
0.14
0.14
0.14
0.15
0.16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17 thru 8/31

Average deposits

- Deposits began to rebound in mid-July, following typical seasonal pattern
- Noninterest-bearing deposits stable

Continue to prudently manage pricing

- Deposit rates remain steady
- No change in standard rates

Loan to deposit ratio: 85%[3]

3Q17 average balances & yields/rates through 8/31/17 are preliminary and subject to change • [1]Comparisons of 3Q17 through 8/31/17 vs 2Q17 • [2]Interest costs on interest-bearing deposits • [3]At 8/31/17

Comerica Bank

8

GEAR Up: Growth in Efficiency And Revenue

Careful execution driving 2019 savings & revenue opportunities

	Year	Incremental	Total[1]
Expense Reductions	2016	~$ 25MM+	~$ 25MM+
	2017	~$125MM	~$150MM
	2018	~$ 50MM	~$200MM
	2019	*~$ 15MM*	*~$215MM*
Revenue Enhancements	2017	~$ 30MM	~$ 30MM
	2018	~$ 40MM	~$ 70MM
	2019	*~$ 20MM*	*~$ 90MM*
Restructuring Expenses	2016	$ 93MM	$ 93MM
	2017	*~$ 50MM*	*~$143MM*
	2018	*~$42-52MM*	*~$185-195MM*

2019 Revenue enhancements

- Proven tactics to drive further growth & deeper customer relationships
  - Training & new analytics
  - Sales force productivity tools result in additional capacity

2019 Expense opportunities

- Rationalize & modernize IT applications
  - Optimize infrastructure platforms
  - Process automation
  - Migrate certain applications to cloud
- Office & operational space consolidation

Restructuring expense

- Revised estimates based on
  - Refined calculations
  - Additional benefits expected in 2019 & beyond
- Restructuring expenses will end at FYE18

Pre-tax $ • Estimates and outlook as of 9/11/17 • [1]Relative to expectations prior to when we began the initiative in June 2016

Comerica Bank

9

GEAR Up: Growth in Efficiency And Revenue

Helping drive revenue growth & expense reductions


Card Fee Income
($ in millions)
76
+6%
80
2Q16
2Q17
Service Charges on Deposit Accounts
($ in millions)
55
+4%
57
2Q16
2Q17
Fiduciary Income
($ in millions)
49
+3%
51
2Q16
2Q17
Efficiency Ratio[1,2]
(2Q17; In percentage points)
61.23
58.63
Peer Average
CMA
Salaries & Benefits Expense
($ in millions)
247
-11%
219
2Q16
2Q17
Net Occupancy Expense
($ in millions)
39
-4%
38
2Q16
2Q17
Equipment Expense
($ in millions)
14
-19%
11
2Q16
2Q17
Return on Equity[1]
(2Q17; In percentage points)
9.82
10.28
Peer Average
CMA

[1]Source for peer group data: SNL Financial; Peer group defined on p. 54 of the Company's 2017 Proxy Statement • [2]Efficiency ratio metric for CFR not available

Comerica Bank

10

GEAR Up: Growth in Efficiency And Revenue

Efficiency ratio among the best with strong revenue growth & expense management

Efficiency Ratio[1,2]
(In percentage points)



52.74
58.60
58.63
59.40
59.80
61.24
62.90
63.18
63.40
64.61
66.44
MTB
BBT
CMA
KEY
ZION
STI
HBAN
RF
FITB
BOKF
FHN

Change in Total Revenue[1,3]
(In percentage points)



0
2
2
2
4
5
7
9
10
12
38
52
FITB
STI
FHN
RF
BBT
BOKF
MTB
CMA
CFR
ZION
HBAN
KEY

Change in Efficiency Ratio[1,2]
(In percentage points)



(14)
(5)
(5)
(4)
(4)
(3)
(2)
(2)
(1)
(1)
1
CMA
KEY
ZION
FHN
BOKF
HBAN
MTB
FITB
BBT
RF
STI

Change in Noninterest Expenses[1,3]
(In percentage points)



(12)
(2)
(2)
(0)
1
2
2
5
5
6
27
38
CMA
BOKF
FITB
FHN
RF
MTB
BBT
STI
CFR
ZION
HBAN
KEY

6/30/17 • Comparisons 2Q17 vs. 2Q16 • [1]Source for peer group data: SNL Financial • [2]CFR not available • [3]HBAN & KEY 2Q17 results include effects of acquisitions closed during August 2016

Comerica Bank
11

Benefit from Rate Increases

Balance sheet well positioned for rising rates

FY17 Estimated Additional Net Interest Income[1]

June '17	Fed Funds +25 bps Deposit Beta ~10%	~$40MM
Mar '17	Fed Funds +25 bps Deposit Beta -0-	~$65MM
Dec '16	Fed Funds +25 bps Deposit Beta -0-	~$85MM
TOTAL FY17	**~10%+ increase over 2016 net interest income**	**~$190MM**

Outcome may also vary due to a number of other variables including balance sheet movements, such as loan & deposit levels, as well as incremental funding needs

Loan Portfolio
($ in billions; Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~10%
30-day LIBOR ~65%
Total $48.7

Funding Profile
($ in billions; Period-end)



Interest-bearing Deposits $25.6 36%
Equity $8.0 12%
Noninterest-bearing Deposits $31.2 44%
Wholesale Debt $5.7 8%
Total $70.5

6/30/17 • Outlook as of 9/11/17 • [1]Assumes 25 bps increase in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank
12

Better Positioned for Rising Rates Maintaining low cost funding & asset sensitivity resulted in largest increase in NIM 6/30/17 ? Comparisons 2Q17 vs. 1Q17 ? 1Source for peer group data: SNL Financial ? 2Source: 2Q17 Press Releases/Financial supplements; CFR data per SNL Financial 6 15 20 24 30 30 31 32 36 38 40 47 CF R CM A ZI O N RF BB T M TB HB AN ST I KE Y FI TB BO KF FH N Interest-bearing Deposit Cost1 (In basis points) 22 5 6 8 10 12 14 15 17 17 24 29 FI TB BB T HB AN M TB RF FH N BO KF CF R CM A ST I ZI O N KE Y Change in Loan Yields2 (In basis points) 1 1 1 1 2 3 4 4 4 5 5 8 CM A CF R M TB ZI O N RF KE Y BB T FI TB ST I HB AN BO KF FH N Change in Interest-bearing Deposit Cost1 (In basis points) 15 (1) 1 1 5 6 7 8 11 14 17 17 FI TB BB T HB AN ST I CF R RF BO KF M TB ZI O N FH N KE Y CM A Change in Net Interest Margin1 (In basis points) 13 605 631 582 521 493 3,551 3,261 2,856 2,636 2,492 7.0 6.6 5.8 5.5 5.0 2Q16 3Q16 4Q16 1Q17 2Q17 NALs Criticized as a % of Total Loansa a o T Criticized Loans1 ($ in millions) Credit Quality Strong Criticized, nonaccrual & net charge-offs declined 6/30/17 ?1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories ? 2Net credit-related charge-offs ? 3“Normal” estimates are based on internal historical analysis & management judgement ? 4Net credit-related charge-offs (annualized) to average loans Nonaccrual Loans ($ in millions; 2Q17 Period-end) 47 16 36 33 18 38 13 29 28 15 2Q16 3Q16 4Q16 1Q17 2Q17 Ratio (bps)4 Normal Net Charge-Offs ~40 bps3 Net Charge-offs2 ($ in millions) ? Credit quality remains strong ? Metrics remain well below historical levels ? Allowance coverage: ? Allowance/loans 1.43% ? Allowance/NPLs 141% ? Allowance/LTM NCOs 7x Normal Criticized loans ~8%3 Energy 45% Middle Market (Ex. Energy) 26% Corporate Banking 2% Commercial Real Estate 2% Retail Bank 18% Wealth Management 7% Total $493 14

463 481 479 509 467 352 374 327 346 530 513 480 426 363 332 289 268 258 2,316 2,249 2,111 2,162 1,911 1,773 1,587 1,360 1,443 3,309 3,243 3,070 3,097 2,741 2,457 2,250 1,955 2,047 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Midstream Services Exploration & Production Criticized Loans1 ($ in millions) P Energy Line of Business Loans ($ in millions; Period-end) 346 378 328 266 225 1,552 1,473 1,155 871 769 2Q16 3Q16 4Q16 1Q17 2Q17 NALs Energy Line of Business Credit quality continues to improve; balances beginning to stabilize 6/30/17 ? 1Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories ? 2Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. ? 3Source: U.S. Energy Information Administration ? 4Source: Baker Hughes, available at www.bakerhughes.com Mixed 18% ? Maintain granular portfolio: ~180 customers ? Loans decreased 38% since 6/30/15 ? Loans up slightly at period-end 2Q17 due to reduced asset sales & capital markets activity ? Fall redeterminations: borrowing bases expected to be flat to slightly increase ? 91% of nonaccrual loans current on interest Reserve2 ~6% Oil Price & Rig Count ($ per bbl) 45 46 42 37 32 30 38 41 47 49 45 45 45 50 46 52 53 53 49 51 48 45 47 300 500 700 900 1,100 Se p- 15 No v- 15 Ja n- 16 M ar -1 6 M ay -1 6 Ju l-1 6 Se p- 16 No v- 16 Ja n- 17 M ar -1 7 M ay -1 7 Ju l-1 7 WTI Price Total U.S. Rig Count 3 4 15 84 46 49 73 96 7.0% 6.6% 5.8% 5.5% 5.0% 1.5% 0.9% 0.9% 1.4% 1.9% 2Q16 3Q16 4Q16 1Q17 2Q17 % CMA Loans Criticized % CRE Criticized Other 23% California 45% Dallas 12% Houston 9% Austin 7% Other 4% Multifamily 48% Retail 11% Commercial 12% Office 8% Single Family 7% Multi use 3% Land Carry 4% Other 7% 6/30/17 ? 1Excludes CRE line of business loans not secured by real estate ? 2Includes CRE line of business loans not secured by real estate ? 3Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 5.5 5.4 5.3 5.3 5.2 2Q16 3Q16 4Q16 1Q17 2Q17 Period-end Loans2 ($ in billions) C L C Criticized Loans3 ($ in millions) CRE by Property Type1 ($ in millions; Period-end) CRE by Market1 ($ in millions; Period-end, based on location of property) Commercial Real Estate Line of Business Long history of working with well established, proven developers $4,502 Total $4,387 Texas 32% Total $4,387 Net Charge-offs (Recoveries) ($ in millions) (1) 1 (2) - (2) 2Q16 3Q16 4Q16 1Q17 2Q17 16

Active Capital Management

Continue to return excess capital to shareholders

2017 CCAR Capital Plan (3Q17-2Q18)

- Equity repurchases up to $605 million[1]
- Dividend payable 10/1 increased 15% to $0.30 per share

Share Activity in 3Q17

- Completed 3Q17 share repurchase
  - 2.0MM shares repurchased ($139MM)
- 148K shares issued from employee stock activity[2]
  - $1.5MM tax benefit from employee stock transactions[2]



Increasing Shareholder Payout
($ in millions)
Equity Repurchases
Dividends
137
139
147
185
192
40
40
42
46
53
97
99
105
139
139
3Q16
4Q16
1Q17
2Q17
3Q17



Dividends Per Share Growth
0.68
0.79
0.83
0.89
1.20
2013
2014
2015
2016
3Q17 Annualized

6/30/17 • [1]Shares repurchased under equity repurchase program • [2]Through 8/31/17

Comerica Bank

17

Strategy to Enhance Shareholder Value

BUILDING RELATIONSHIPS	Grow loans, deposits & fee income
REDUCING EXPENSES	Executing GEAR Up initiative to increase efficiency
MAXIMIZING GROWTH	Positioned in faster growing markets & industries
MAINTAINING ASSET QUALITY	Strong, conservative credit culture
TALENT MANAGEMENT	Attract, retain and motivate our most valuable asset
INVOLVEMENT	Commitment to community, diversity & sustainability
CAPITAL MANAGEMENT	Provide a satisfactory return for our shareholders

Comerica Bank

18

Appendix Corporate Responsibility Committed to building sustainable value Data provided is for 2016 & all comparisons are to 2015, unless otherwise noted. Visit www.comerica.com/sustainability to view Comerica’s 2016 Corporate Sustainability Report, including the sources of data listed above. 20

Financial Summary

	2Q17	1Q17	2Q16
Diluted income per common share	$1.13	$1.11	$0.58
Adjusted earnings per share[1]	1.15	1.02	0.77
Net interest income	$500	$470	$445
Net interest margin	*3.03%*	*2.86%*	*2.74%*
Provision for credit losses	17	16	49
Net credit-related charge-offs to average loans	*0.15%*	*0.28%*	*0.38%*
Noninterest income	276	271	268
Noninterest expenses	457	457	518
Restructuring expenses	*14*	*11*	*53*
Net income	203	202	104
Average loans	$48,723	$47,900	$49,469
Average deposits	57,128	57,779	56,521
Efficiency ratio[2]	58.63%	61.63%	72.43%
Return on average common shareholders' equity	10.28%	10.42	5.47
Return on average assets	1.14	1.14	0.59
Common equity Tier 1 capital ratio	11.51%	11.55%	10.49%
Average diluted shares (millions)	*179*	*180*	*177*

$ in millions, except per share data • [1]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [2]Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses)

Comerica Bank

21

Second Quarter 2017 Results

EPS increased 2%; adjusted EPS[1] increased 13%

		Change From	
	2Q17	1Q17	2Q16
Average loans	$48,723	$823	($746)
Average deposits	57,128	(651)	607
Net interest income	500	30	55
Provision for credit losses	17	1	(32)
Net credit-related charge-offs	*18*	*(15)*	*(29)*
Noninterest income	276	5	8
Noninterest expenses[2]	457	-0-	(61)
Provision for income tax[3]	99	33	57
Net income	203	1	99
Earnings per share (EPS)[4]	1.13	0.02	0.55
Adjusted EPS[1]	1.15	0.13	0.38
Equity repurchases[5]	139	34	74

Key QoQ Performance Drivers

- Solid loan growth of 2%
- Deposits decline due to seasonality & customers using funds in their businesses
- Net interest income increased 6% with higher interest rates & loan growth
- Credit quality continued to be strong
- Noninterest income grew 2% with higher card fees, commercial lending fees, customer derivative & fiduciary income
- Restructuring charges increased $3MM; ex-restructuring charges noninterest expenses decreased 1%
- Tax provision up with $19MM decrease in the credit for employee stock transactions
- Active capital management; Completed 2016 Capital Plan repurchasing $440MM in shares & increased dividend

$ in millions, except per share data • 2Q17 compared to 1Q17 • [1]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [2]Included restructuring charge of $14MM ($0.05 per share, after tax) in 2Q17, $11MM ($0.04 per share, after tax) in 1Q17 & $53MM ($0.19 per share, after tax) in 2Q16. • [3]Included tax benefits of $5MM ($0.02 per share) and $24MM ($0.13 per share) from employee stock transactions for 2Q17 & 1Q17, respectively. • [4]EPS based on diluted income per share • [5]2Q17 repurchases under the equity repurchase program

Comerica Bank

22

Loans by Business and Market

By Line of Business	2Q17	1Q17	2Q16
Middle Market			
General	$12.1	$11.9	$12.1
Energy	2.0	2.1	2.9
National Dealer Services	7.1	6.8	6.5
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.2	3.2	3.3
Environmental Services	0.9	0.9	0.9
Total Middle Market	$25.9	$25.4	$26.4
Corporate Banking			
US Banking	3.1	3.0	3.0
International	1.5	1.5	1.8
Mortgage Banker Finance	1.8	1.5	2.1
Commercial Real Estate	5.3	5.3	5.3
BUSINESS BANK	**$37.6**	**$36.8**	**$38.6**
Small Business	3.8	3.8	3.9
Retail Banking	2.1	2.1	2.0
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.3	5.3	5.0
WEALTH MANAGEMENT	**$5.3**	**$5.3**	**5.0**
TOTAL	**$48.7**	**$47.9**	**$49.5**

By Market	2Q17	1Q17	2Q16
Michigan	$12.7	$12.6	$12.5
California	18.2	17.7	17.9
Texas	10.0	10.1	10.8
Other Markets[1]	7.8	7.5	8.3
TOTAL	**$48.7**	**$47.9**	**$49.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

23

Deposits by Business and Market

By Line of Business	2Q17	1Q17	2Q16
Middle Market			
General	$14.0	$15.0	$14.0
Energy	0.7	1.0	0.6
National Dealer Services	0.3	0.3	0.3
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	5.7	5.7	6.2
Environmental Services	0.1	0.1	0.1
Total Middle Market	$21.0	$22.3	$21.4
Corporate Banking			
US Banking	2.2	2.4	2.6
International	2.4	2.2	2.0
Mortgage Banker Finance	0.7	0.7	0.7
Commercial Real Estate	2.4	2.1	1.8
BUSINESS BANK	**$28.7**	**$29.6**	**$28.4**
Small Business	3.2	3.2	3.2
Retail Banking	20.8	20.6	20.4
RETAIL BANK	**$23.9**	**$23.8**	**$23.5**
Private Banking	4.1	4.0	4.2
WEALTH MANAGEMENT	**$4.1**	**$4.0**	**$4.2**
Finance/ Other[2]	0.3	0.4	0.3
TOTAL	**$57.1**	**$57.8**	**$56.5**

By Market	2Q17	1Q17	2Q16
Michigan	$21.7	$22.2	$21.5
California	17.3	17.2	17.0
Texas	9.6	10.1	10.1
Other Markets[1]	8.1	7.9	7.7
Finance/ Other[2]	0.3	0.4	0.3
TOTAL	**$57.1**	**$57.8**	**$56.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

24

Retail & Automotive Production Loans Retail Loans1 ~$480MM Retail CRE loans ? ~60% neighborhood retail centers ? Primarily located in TX & CA ? ~$10MM average commitment per project ? Weighted average occupancy ~95% ~$700MM Retail Commercial loans ? Well diversified, granular portfolio ? Avg. outstanding per borrower ~$1MM ~$300MM Retail Investor Owned Real Estate ? Primarily Wealth Management (Private Banking) customers Automotive Production Loans (Period-end at 6/30/17) Michigan Middle Market 67% International 26% US Banking 5% Other 2% Total $1.3B ? ~150 borrowers ? Primarily Tier 1 & Tier 2 suppliers ? ~4% criticized with no nonaccrual loans 6/30/17 ? 1Includes loans to retailers (excluding auto dealers) or real estate developments where retailers are the primary tenants 25 1, 48 3 1, 50 7 1, 99 6 2, 09 4 1, 73 7 1, 81 5 1, 60 5 1, 10 9 88 6 1, 31 9 1, 59 5 1, 39 7 1, 39 9 2, 08 9 2, 13 6 1, 74 2 1, 67 4 2, 14 5 2, 54 4 2, 35 2 1, 45 0 1, 78 0 200 300 400 500 600 700 800 900 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 Actual MBA Mortgage Origination Volumes 6/30/17 ? 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/22/17 ? 2$ in billions Average Loans ($ in millions) Mortgage Banker Finance 50+ years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1 ($ in billions) 1? Provide warehouse financing: bridge from residential mortgage origination to sale to end market ? Extensive backroom provides collateral monitoring and customer service ? Focus on full banking relationships ? Granular portfolio with 100+ relationships ? Underlying mortgages are typically related to home purchases as opposed to refinances As of 2Q17: ? Comerica: 85% purchase ? Industry: 68% purchase1 ? Strong credit quality ? No charge-offs since 2010 463 455 348 345 445 443 2Q17 Actual 3Q17 4Q17 1Q18 2Q18 3Q18 Purchase Refinance 26

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Ford 10%
GM 9%
Fiat/ Chrysler 9%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 10%
Other Asian 11%
Other[1] 11%
Toyota/ Lexus 16%
Total $7.2B

Geographic Dispersion

California	61%	Texas	7%
Michigan	21%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
3.8
4.3
4.3
4.6
4.9
5.1
4.9
5.3
5.3
5.7
5.5
5.7
5.9
6.0
6.0
6.2
6.2
6.5
6.3
6.6
6.8
7.1
1.9
2.3
2.3
2.5
2.8
3.1
2.9
3.2
3.2
3.5
3.2
3.4
3.5
3.6
3.5
3.7
3.8
4.0
3.8
4.0
4.1
4.3
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17

6/30/17 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

27

Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~200 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 15 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans

($ in billions)



Equity Fund Services
2.5
3.1
3.2
3.2
3.2
0.6
1.1
1.4
1.6
1.7
2014
2015
2016
1Q17
2Q17

Customer Segment Overview

(based on period-end loans)



Equity Fund Services ~52%
Leveraged Finance ~6%
Early Stage ~12%
Growth ~20%
Late Stage ~10%
Total $3.0B

6/30/17

Comerica Bank

28

Net Interest Income Increased $30MM, or 6%

NIM increased 17 basis points with benefit from rising rates



Net Interest Income
($ in millions)
NIM
445
450
455
470
500
2.74
2.66
2.65
2.86
3.03
2Q16
3Q16
4Q16
1Q17
2Q17

$470MM	1Q17	2.86%
+32MM	Loan impacts + $22MM higher rates + $ 8MM higher balances + $ 4MM 1 more day + $ 2MM other portfolio dynamics - $ 4MM lease residual value adj.	+0.13
+ 1MM	Fed balance impact + $ 4MM higher rates - $ 3MM lower balances	+0.06
- 3MM	Wholesale funding cost - $ 3MM higher rates	-0.02
$500MM	2Q17	3.03%

2Q17 compared to 1Q17

Comerica Bank

29

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled



Estimated Net Interest Income:
Annual (12 month) Sensitivities
Based on Various Assumptions
Additional Scenarios are Relative to 2Q17 Standard Model
($ in millions)
~85
~145
~190
~190
~205
~245
~325
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth
Up 300 bps

6/30/17 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

30

Securities Portfolio Stable

Average portfolio yield increased 4 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.3
12.4
12.3
12.2
12.2
12.3
12.4
9.3
9.4
9.4
9.3
9.3
9.4
9.4
2.03
2.01
2.01
2.02
2.06
2Q16
3Q16
4Q16
1Q17
2Q17
1Q17
2Q17
Average Balances
Period-end

Duration of 3.3 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $21MM[2]

Net unamortized premium of $25MM[3]

GNMA ~54% of MBS portfolio

6/30/17 • [1]Estimated as of 6/3017. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

31

Noninterest Income Increased $5MM, or 2%

GEAR Up success evident in customer-driven fee growth



Noninterest Income
($ in millions)
268
272
267
271
276
2Q16
3Q16
4Q16
1Q17
2Q17

+ $3MM Card fees
+ $2MM Commercial lending
+ $2MM Fiduciary
+ $2MM Customer derivative income
+ $1MM Brokerage
- $3MM Investment Banking
- $1MM Letters of credit
- $1MM Service charges on deposits

+ $3MM Principal investing & warrants
- $2MM Net securities losses (related to Visa derivative)
- $1MM Bank owned life insurance

2Q17 compared to 1Q17

Comerica Bank

32

Noninterest Expenses Well Controlled

Expenses stable even with increase in restructuring charges


Noninterest Expenses
($ in millions)
Restructuring
518
53
493
20
461
20
457
11
457
14
2Q16
3Q16
4Q16
1Q17
2Q17

- $14MM Salaries & benefits
  - Annual stock compensation
  - Seasonal payroll taxes
  + Annual merit
  + One additional day

+ $3MM Restructuring
+ $ 3MM Advertising
+ $ 3MM Operational losses (other expense)
+ $ 2MM Software
+ $ 2MM Litigation-related expenses (1Q17 benefit from settlement)

2Q17 compared to 1Q17

33

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP

($ in millions, except per share data)	Three Months Ended 6/30/17	3/31/17	6/30/16
Adjusted Earnings per Common Share:			
Net income available to common shareholders	$202	$200	$103
Add: Restructuring charges, net of tax	9	7	34
Deduct: Tax benefits from employee stock transactions	5	24	—
Adjusted net income available to common shareholders	*$206*	*$183*	*$137*
Diluted average common shares	179	180	177
Diluted earnings per common share:			
Reported	$1.13	$1.11	$0.58
Adjusted	*1.15*	*1.02*	*0.77*

Comerica believes these are meaningful measures, because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. Comerica believes adjusted earnings per share provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

34